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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

                              EXCHANGE ACT OF 1934



                                  July 20, 2000
                                (Date of Report)


                                  July 13, 2000
                        (Date of earliest event reported)


                            -------------------------

                         Commission File Number 0-26816

                             IDX SYSTEMS CORPORATION

             (Exact name of registrant as specified in its charter)


          Vermont                                        03-0222230
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

                               1400 Shelburne Road

                           South Burlington, VT 05403

                    (Address of principal executive offices)

                  Registrant's telephone number, including area
                              code: (802-862-1022)

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                             Exhibit Index on Page 2

ITEM 5.  OTHER EVENTS

      On July 13, 2000, the Company entered into an Agreement and Plan of Merger ("Agreement") with Allscripts, Inc., a provider of clinical information systems for physicians. Under the Agreement, which is subject to regulatory and Allscripts' stockholder approval, Allscripts will acquire the Company's subsidiary Channelhealth Incorporated ("ChannelHealth"), and the Company and Allscripts will enter into a ten-year strategic alliance involving the development and marketing of their complementary products. The Company currently owns approximately 90% of the issued and outstanding Common Stock, $.001 par value per share ("ChannelHealth Shares"), of ChannelHealth. Prior to the closing of the acquisition of ChannelHealth, the Company will purchase the eCommerce Channel(TM) and portions of the Patient Channel(TM) businesses from ChannelHealth in consideration of the cancellation of a portion of the ChannelHealth Shares currently held by the Company, with the effect that the Company will own approximately 87.3% of ChannelHealth immediately before the acquisition of ChannelHealth by Allscripts.

      The Agreement provides for Allscripts to issue approximately 8,595,000 shares of Common Stock, $.01 par value per share ("Allscripts Shares"), or 21.3% of Allscripts on a pro forma fully diluted basis, of which the Company will receive approximately 7,500,000 Allscripts Shares, or 18.6% of Allscripts on a pro forma fully diluted basis. At the closing of the transactions contemplated by the Agreement, IDX and Allscripts will enter into a Stock Rights and Restrictions Agreement pursuant to which each party will agree to certain restrictions on its activities as a stockholder in the other (including with respect to the ability to purchase additional shares), IDX will agree to certain restrictions on its ability to sell, transfer or otherwise dispose of its shares in Allscripts and Allscripts will agree to appoint an IDX representative to its Board of Directors so long as certain conditions are met.

      Pursuant to the ten-year strategic alliance, Allscripts will become the exclusive provider of point of care clinical applications sold by IDX to physician practices.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

EXHIBIT NO.          DESCRIPTION
-----------          -----------

     2               Agreement and Plan of Merger
                     dated  as of July 13,  2000,  by and
                     among Allscripts Holding, Inc.,
                     Allscripts, Inc., Bursar Acquisition,
                     Inc., Bursar Acquisition No. 2, Inc.,
                     IDX Systems Corporation and
                     Channelhealth Incorporated

     99              IDX News Release dated July 13, 2000







                                     Page 2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    IDX SYSTEMS CORPORATION
                                    (Registrant)

Date:  July 20, 2000                /s/ JOHN A. KANE
                                    ------------------------------------
                                    John A. Kane
                                    Vice President, Finance and Administration
                                    Chief Financial Officer, and Treasurer

                                 EXHIBIT INDEX
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EXHIBIT NO.          DESCRIPTION
-----------          -----------

    2                Agreement and Plan of Merger
                     dated  as of July 13,  2000,  by and
                     among Allscripts Holding, Inc.,
                     Allscripts, Inc., Bursar Acquisition,
                     Inc., Bursar Acquisition No. 2, Inc.,
                     IDX Systems Corporation and
                     Channelhealth Incorporated

    99               IDX News Release dated July 13, 2000